UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 20, 2025
Date of Report (Date of earliest event reported)

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 East Union Avenue, Suite 920
Denver, CO 80237
(Address of principal executive offices, including zip code)

(720) 437-6580
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AYTU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2025, Aytu BioPharma, Inc. (“Aytu” or the “Company”) entered into an Amendment No. 6 to Loan and Security Agreement (the “Eclipse Amendment”), by and among the Company, Neos Therapeutics, Inc., Neos Therapeutics Brands, LLC, Neos Therapeutics, LP, Aytu Therapeutics, LLC, PharmaFab Texas, LLC and Cherry Creek Therapeutics, Inc. (collectively, the “Borrowers”), Eclipse Business Capital LLC (f/k/a Encina Business Credit, LLC), as agent, and the lenders party thereto (agent and such lenders, collectively, the “Eclipse Lender”).

Pursuant to the Eclipse Amendment, the Eclipse Lender (i) extended the term loan (the “Eclipse Term Loan”) maturity date to June 12, 2029, and increased the Eclipse Term Loan resulting in an outstanding principal amount of $13.0 million on the closing date of the Eclipse Amendment, (ii) extended the revolving credit facility (the “Eclipse Revolving Loan”) maturity date to June 12, 2029, and increased the potential maximum borrowing base pursuant to a $1.5 million incremental advance (the “Eclipse Incremental Advance”), at an interest rate of the SOFR plus 5.50%, with repayment and permanent reduction of such Eclipse Incremental Advance commencing August 1, 2025, and continuing on the first day of each calendar month thereafter, in an amount equal to $125,000 per month until the Eclipse Incremental Advance has been reduced to $0 and (iii) revised the borrowing base supporting the Eclipse Revolving Loan by permitting concentration limits on certain independent pharmacy distributors of 25%.

The foregoing description of the Eclipse Amendment is not complete and is qualified in its entirety by reference to the Eclipse Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on June 23, 2025, announcing the transactions described herein, which is attached as Exhibit 99.1 to this report.

The information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1*	Amendment No. 6 to Loan and Security Agreement dated June 20, 2025, between the Borrowers and lenders party thereto and Eclipse Business Capital LLC as agent
99.1	Press Release dated June 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit (indicated by asterisks) have been omitted as the registrant has determined that (1) the omitted information is not material and (2) the omitted information would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: June 23, 2025	By:	/s/ Ryan J. Selhorn
Ryan J. Selhorn
Chief Financial Officer